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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                  F O R M  8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                           NCT Funding Company, L.L.C.
             (Exact name of registrant as specified in its charter)

                Delaware                                      22-3634034
          (State of incorporation)                        (I.R.S. Employer
                                                        Identification Number)

       650 CIT Drive
       Livingston, NJ                                    07039
       (Address of principal                            (Zip Code)
       executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered

            None                                       N/A

          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

          If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box [ ].

Securities to be registered pursuant to Section 12(g) of the Act:
                  $458,967,007 Class A-1 Receivable-Backed Notes $183,586,801 Class A-2 Receivable-Backed Notes $679,271,171 Class A-3 Receivable-Backed Notes $318,523,103 Class A-4 Receivable-Backed Notes
                   $67,009,183 Class A-5 Receivable-Backed Notes $22,948,351 Class B Receivable-Backed Notes $50,486,371 Class C Receivable-Backed Notes $55,076,041 Class D Receivable-Backed Notes

                               (Title of class)




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Item 1.     Description of Registrant's Securities to be Registered

            Prospectus Supplement dated August 11, 1999 and Prospectus dated July 19, 1999 filed with the Commission on August 16, 1999 pursuant to Rule 424(b)(5) are incorporated by reference herein.

Item 2.     Exhibits

          1.1* Form S-3 Registration Statement No. 333-74847 filed with the Commission on March 23, 1999.

          1.2* Amendment No. 1 to the Form S-3 Registration Statement No. 333-74847 filed with the Commission on May 24, 1999.

          1.3*  Amendment No. 2 to the Form S-3 Registration
                Statement No. 333-74847 filed with the
                Commission on July 7, 1999.

          1.4* Amendment No. 3 to the Form S-3 Registration Statement No. 333-74847 filed with the Commission on July 19, 1999.

          1.5* Form 424(b)(5) Registration Statement No. 333-74847 filed with the Commission on August 10, 1999.

          1.6* Form 424(b)(5) Registration Number 333-74847 filed with the Commission on August 16, 1999.

          *  Previously filed.




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                                 SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              NCT Funding Company, L.L.C.

                              By: /s/ Eric Mandelbaum
                                 ----------------------------
                                 Name: Eric Mandelbaum
                                 Title: Vice President

Dated:  April 28, 2000